UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014

AMERCO

(Exact name of registrant as specified in its charter)

Nevada	1-11255	88-0106815
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1325 Airmotive Way, Ste. 100 Reno, Nevada 89502-3239 (Address of principal executive offices including zip code)

(775) 688-6300

(Registrant’s telephone number, including area code)

Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 17, 2014, AMERCO, a Nevada corporation (the “Company”), filed an “automatic shelf registration” (as defined in Rule 405 under the Securities Act of 1933, as amended) with the Securities and Exchange Commission (the “New Shelf Registration Statement”) to replace its previous shelf registration statement on Form S-3, scheduled to expire on January 20, 2014.

Pursuant to the New Shelf Registration Statement and prospectus supplements to a prospectus, each dated and filed with the Securities and Exchange Commission on January 17, 2014, the Company has offered up to an aggregate principal amount of $12,852,900 of Fixed Rate Secured Notes Series UIC-08B, 09B, 10B and 11B; $1,433,900 of Fixed Rate Secured Notes Series UIC-01B and 02B; $3,238,700 of Fixed Rate Secured Notes Series 10C, 11C, 12C and 13C; and $11,070,500 of Fixed Rate Secured Notes Series 14C, 15C, 16C, 17C, 18C, 19C, 20C, 21C and 22C (collectively, the “Notes”).

The Company is filing this Current Report on Form 8-K to report as an exhibit a copy of the opinion and consent of Jennifer M. Settles, Secretary of the Company, as to the validity of the Notes, which is incorporated by reference into the New Shelf Registration Statement and filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCO

(Registrant)

Date: January 21, 2014	By:	/s/ Jason A. Berg
Jason A. Berg
Principal Financial Officer and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Jennifer M. Settles, Secretary of AMERCO.
23.1	Consent of Jennifer M. Settles, Secretary of AMERCO (included in Exhibit 5.1).